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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    December 21, 2006
                                                 ----------------------


                         Parkvale Financial Corporation
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             (Exact Name of Registrant as Specified in its Charter)


Pennsylvania                           0-17411                   25-1556590
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


4220 William Penn Highway, Monroeville, Pennsylvania                  15146
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (412) 373-7200
                                                  ------------------





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

          (e) On December 21, 2006, the Board of Directors of Parkvale Savings Bank ("the Bank"), the operating subsidiary of Parkvale Financial Corporation (the "Company"), approved a new Change in Control Severance Agreement with Thomas R. Ondek.

          The change in control agreement is similar to agreements with other Senior Vice Presidents that were restated in December 2005 to use the definitions of change in control and disability set forth in Section 409A of the Internal Revenue Code (the "Code"). The agreement also permits further amendments to be made by the Bank to the extent necessary to comply with Section 409A after the final regulations are issued by the Internal Revenue Service.


          The Company has a discretionary bonus plan in place with monthly accruals recorded throughout the calendar year. On December 21, 2006, the Bank approved the establishment of annual base salaries and authorized discretionary bonus amounts payable in January 2007 for the Bank's officers as follows:

                                          Salary                   Bonus
                                          ------                   -----
          Robert J. McCarthy, Jr.        $375,000                $275,000
          Timothy G. Rubritz             $150,000                $ 58,000
          Gail B. Anwyll                 $ 94,092                $ 34,000
          Thomas R. Ondek                $ 97,080                $ 34,000
          Gilbert A. Riazzi              $109,800                $ 34,000


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Item 9.01 Financial Statements and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

         (d) The following exhibit is included with this Report:

         Exhibit No.       Description
         -----------       -----------

         10 (I) Change in Control Severance Agreement between Parkvale Savings Bank and Thomas R. Ondek


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PARKVALE FINANCIAL CORPORATION


                                            By: /s/ Robert J. McCarthy, Jr.
                                                -------------------------------
                                                Name: Robert J. McCarthy, Jr.
                                                Title: President and Chief
                                                       Executive Officer
Date: December 27, 2006




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